UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 11, 2011
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street,
Burlington, North Carolina	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of Laboratory Corporation of America Holdings (the “Company”) was held on May 11, 2011. As of March 14, 2011, the date of record for determining the Company’s stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 100,185,288 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 85,644,806 shares of the Company’s issued and outstanding common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. The proposals presented at the Annual Meeting are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2011. The vote results detailed below represent final results as certified by the Inspector of Elections.

Proposal 1.

The Company’s stockholders elected the following persons, who were listed in the Company’s proxy statement for the Annual Meeting, to the Company’s Board of Directors to hold office for the term expiring at the 2012 Annual Meeting of Stockholders or until their successors are elected and qualified or until his or her earlier death, resignation or removal:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
David P. King	75,663,224	2,314,701	111,047	7,555,834
Kerrii B. Anderson	77,287,868	693,227	107,877	7,555,834
Jean-Luc Belingard	76,477,428	1,504,595	106,949	7,555,834
N. Anthony Coles, Jr., M.D., M.P.H.	76,937,700	1,044,744	106,528	7,555,834
Wendy E. Lane	76,545,681	1,436,730	106,561	7,555,834
Thomas P. Mac Mahon	76,611,302	1,371,807	105,863	7,555,834
Robert E. Mittelstaedt, Jr.	76,584,136	1,396,698	108,138	7,555,834
Arthur H. Rubenstein, MMBBCh	77,391,857	587,068	110,047	7,555,834
M. Keith Weikel, Ph.D.	77,277,016	703,203	108,753	7,555,834
R. Sanders Williams. M.D.	77,436,949	546,956	105,067	7,555,834

Proposal 2.

The Company’s stockholders approved in an advisory (non-binding) vote the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
76,608,179	1,281,238	199,555	7,555,834

Proposal 3.

The Company’s stockholders voted, on an advisory (non-binding) basis, on the frequency of future advisory stockholder votes on the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

1 Year	2 Years	3 Years	Abstentions
70,573,807	253,890	7,081,657	179,618

In accordance with the results for Proposal 3, the Company’s Board of Directors has determined that future advisory votes on the compensation of the Company’s named executive officers will be held every year. Thus, the next stockholder advisory vote on the compensation of the Company’s named executive officers will be held at the Company’s 2012 Annual Meeting of Stockholders.

Proposal 4.

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
84,817,866	683,525	143,415	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ F. SAMUEL EBERTS III
F. Samuel Eberts III
Chief Legal Officer and Secretary

May 16, 2011